UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 16, 2017
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of the Company held on May 16, 2017, the shareholders voted on the election of each of the Company’s twelve nominees for directors for the term of one year, the ratification of the appointment of Deloitte & Touche LLP as Independent Auditors of the Company, two advisory votes regarding executive compensation and the approval of the Amended and Restated Nordstrom, Inc. 2010 Equity Incentive Plan.
The results of the voting were as follows:

Election of Directors	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	122,567,281	201,606	166,411	21,041,554
Stacy Brown-Philpot	122,391,149	363,837	180,312	21,041,554
Tanya L. Domier	121,624,583	1,156,267	154,448	21,041,554
Blake W. Nordstrom	122,562,465	270,640	102,193	21,041,554
Erik B. Nordstrom	122,463,925	369,948	101,425	21,041,554
Peter E. Nordstrom	122,462,761	369,406	103,131	21,041,554
Philip G. Satre	121,520,769	1,255,451	159,078	21,041,554
Brad D. Smith	122,136,748	648,260	150,290	21,041,554
Gordon A. Smith	121,826,703	972,427	136,168	21,041,554
Bradley D. Tilden	122,571,983	230,390	132,925	21,041,554
B. Kevin Turner	122,539,712	230,821	164,765	21,041,554
Robert D. Walter	121,756,959	1,016,519	161,820	21,041,554
Ratification of the Appointment of Independent Auditors	141,784,932	2,064,140	127,780	n/a
Advisory Vote Regarding Executive Compensation	113,402,232	9,059,782	473,284	21,041,554
Approval of the Amendment and Restatement of the Nordstrom, Inc. 2010 Equity Incentive Plan	95,884,770	26,697,547	352,981	21,041,554

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Vote
Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation	117,536,492	298,454	4,735,081	365,271	21,041,554
ITEM 8.01 Other Events
On May 16, 2017, Nordstrom, Inc. issued a press release announcing that the Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits

99.1	Press release of Nordstrom, Inc., dated May 16, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Date: May 22, 2017

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Nordstrom, Inc., dated May 16, 2017.